SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) February 21, 1997.

                        Oakwood Mortgage Investors, Inc.
               (Exact name of registrant as specified in charter)


            North Carolina                33-99320            56-1886793
       (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)            File Number)       Identification No.)

            7800 McCloud Road, Greensboro, North Carolina 27425-7081
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (910) 664-2400

            2225 South Holden Road, Greensboro, North Carolina 27407 (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         The Registrant expects to enter into an underwriting agreement, dated February 21, 1997, with Credit Suisse First Boston Corporation and Goldman, Sachs & Co. (the "Underwriters"), pursuant to which the Underwriters agree to purchase and offer for sale to the public, $185,107,770 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1997-A, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-2 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (33-99320), and will be offered pursuant to a Prospectus, to be dated February 21, 1997, and a related Prospectus Supplement, dated February 21, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and Rule 424 thereunder.

         In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17,
1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Computational Materials and/or Structural Terms Sheet(s) as
Exhibit 99.1.

         Further, Oakwood Homes Corporation, the ultimate parent of the Registrant, is providing a limited guarantee with respect to certain collections on the Assets as described in the Prospectus Supplement. The Registrant is incorporating certain financial information regarding Oakwood Homes Corporation into the Prospectus and in connection therewith is designating Price Waterhouse LLP and Allen, Pritchett & Bassett, LLP as experts relating to such incorporated financial information and is filing herewith the consent of Price Waterhouse LLP as Exhibit 99.2 and the consent of Allen, Pritchett & Bassett, LLP as Exhibit 99.3.

Exhibits

  23.1   Copy of consent of Price Waterhouse LLP.

  23.2   Copy of consent of Allen, Pritchett & Bassett, LLP.

  99.1 Copy of "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Credit Suisse First Boston
         Corporation and Goldman, Sachs & Co.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



February 21, 1997                                  OAKWOOD MORTGAGE INVESTORS,
                                                   INC.



                                                   By: /s/ Doug R. Muir
                                                       ------------------------
                                                   Name:  Doug R. Muir

                                                   Title: Vice President


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                                INDEX TO EXHIBITS





                                                                         Page

23.1     Copy of consent of Price Waterhouse LLP..........................
23.2     Copy of consent of Allen, Pritchett & Bassett, LLP...............
99.1     Copy of "Computational Materials"
         and/or "Structural Terms Sheet(s)"
         as provided by Credit Suisse First Boston
         Corporation and Goldman, Sachs & Co..............................



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